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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): October 15, 2001


                           BETHLEHEM STEEL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)





                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         1-1941                                          24-0526133
(Commission File Number)                   (I.R.S. Employer Identification No.)

           1170 Eighth Avenue
         Bethlehem, Pennsylvania                         18016-7699
(Address of Principal Executive Offices)                 (Zip Code)

                                  610-694-2424
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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Item 3.  Bankruptcy or Receivership.

                  On October 15, 2001, Bethlehem Steel Corporation (the "Company") and certain of its direct and indirect subsidiaries filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (Case Nos. 01-15288 (BRL) through 01-15302 (BRL) and 01-15308 (BRL) through 01-15315 (BRL)). The Company and its subsidiaries remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

                  The Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the chapter 11 filing. The Company also filed an affidavit of Lonnie A. Arnett sworn to on the 15th day of October, 2001 in connection with the chapter 11 filing, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 5.  Other Events.

                  On October 15, 2001, the Company issued an additional press release, a copy of which is attached hereto as Exhibit 99.3 and incorporated by reference herein, setting forth the Company's unaudited financial statements for the nine-month period ended September 30, 2001.

Item 7.  Financial Statements and Exhibits.

           Exhibit No.                         Exhibit
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            99.1             Press release of the Company dated October 15,
                             2001.

            99.2 Affidavit of Lonnie A. Arnett sworn to on the 15th day of October, 2001.

            99.3             Additional press release of the Company dated
                             October 15, 2001.









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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 15, 2001
                                 BETHLEHEM STEEL CORPORATION


                                 By:      /s/ L.A. Arnett
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                                          L. A. Arnett
                                          Vice President and Controller











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                                  EXHIBIT INDEX

       Exhibit No.                           Description
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            99.1             Press release of the Company dated October 15,
                             2001.

            99.2 Affidavit of Lonnie A. Arnett sworn to on the 15th day of October, 2001.

            99.3             Additional press release of the Company dated
                             October 15, 2001.















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